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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-84333) of Urban Outfitters, Inc. of our report dated May 23, 2002 relating to the financial statements and financial schedule of Urban Outfitters 401(k) Savings Plan, which appear in this Form 11-K.

Mantas, Ohliger McGary & Quinn, P.C.
King of Prussia, Pennsylvania
June 27, 2002